UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      February 13, 2007
                                                       -------------------------

                             ESCALADE, INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

               0-6966                                13-2739290
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      (Commission File Number)           (IRS Employer Identification No.)


     817 Maxwell Avenue, Evansville, Indiana                    47711
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     (Address of Principal Executive Offices)                 (Zip Code)

                                 (812) 467-1200
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4         Matters Related to Accountants and Financial Statements

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On February 13, 2007, the Audit Committee of the Board of Directors of Escalade, Incorporated ("Escalade"), upon the recommendation of Escalade's management and in consultation with Escalade's independent registered public accounting firm, BKD, LLP, determined that Escalade's audited financial statements for the fiscal years ended December 31, 2005 and December 25, 2004, as well as the related reports of BKD, LLP, and Escalade's interim reports for the fiscal quarters ended March 25, 2006, July 15, 2006 and October 7, 2006, should no longer be relied upon. Accordingly, Escalade intends to restate its financial statements for the fiscal years ended December 31, 2005 and December 25, 2004 and for the fiscal quarters ended March 25, 2006, July 15, 2006 and October 7, 2006.

These restatements will correct errors discovered by Escalade while preparing its financial statements for the year ended December 30, 2006. These restatements result primarily from a correction relating to the overstatement of the provision for income taxes. These restatements also include a correction relating to the overstatement of employee benefit costs. Pending further analysis, the Company expects to complete these restatements of its financial statements, and to amend its previously filed annual reports on Form 10-K and quarterly reports on Form 10-Q for such periods, before it files its 2006 Form 10-K on or before March 15, 2007.

Based on the analysis to date, the Company believes these restatements will increase previously reported net income for the fiscal year ended December 31, 2005 by approximately $0.9 million or $0.08 per share and will increase net income for the fiscal year ended December 25, 2004 by approximately $0.3 million or $0.03 per share.

The Company believes the changes resulting from these restatements will have no effect on previously reported revenue or net cash flows. Further, these restatements are not expected to have an impact on segment profits as previously reported by the Company or on compliance with any debt covenants with the Company's lenders.

In addition, Escalade's management is currently assessing the impact of the restatements on management's previously issued reports on internal control over financial reporting and disclosure controls and procedures. Escalade anticipates that, as a result of the errors discovered in its financial statements as discussed above, management will determine that Escalade had a material weakness in internal control over financial reporting as of December 31, 2005 and December 25, 2004. The existence of a material weakness as of such dates would preclude management from concluding that Escalade's internal control over financial reporting was effective as of December 31, 2005 and December 25, 2004 and would require Escalade to amend its reports on internal control over financial reporting as contained in its Form 10-K for each of the fiscal years ended December 31, 2005 and December 25, 2004. Escalade also expects to receive an adverse opinion of its independent registered public accounting firm, BKD, LLP, on Escalade's internal controls over financial reporting as of December 31, 2005 and December 25, 2004 and that the related auditors' reports in its Form 10-K for each of the fiscal years ended December 31, 2005 and December 25, 2004 will be revised and reissued.

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

Escalade's management and Audit Committee have discussed the matters disclosed in this current report on Form 8-K with BKD, LLP, Escalade's independent registered public accounting firm.

On February 20, 2007, Escalade issued the press release attached hereto as
Exhibit 99.1 announcing the matters discussed above and is incorporated in this
Item 4.02 by reference.

This current report on Form 8-K and the press release contains forward-looking statements. Words such as "anticipates," "intends," "expects," "believes," "will," "may," "would," and "should" identify forward-looking statements. Forward-looking statements include, but are not limited to, Escalade's expectations regarding the need to amend and restate it financial statements, the reasons for the restatements, the periods affected, the impact of the restated financial statements on the Company's results and its expectations regarding the filing of the amended and restated financial statements. Forward-looking statements are subject to risks and uncertainties including, but not limited to, the final outcome of the Company's accounting review and actions that may be taken or required as a result of the expected restatements and the conclusions reached by the Company's management, Audit Committee, Board of Directors or its independent registered public accounting firm based on the results of the review; the impact of competitive products and pricing; product demand and market acceptance; Escalade's ability to successfully integrate the operations of acquired assets and businesses; new product development; the continuation and development of key customer and supplier relationships; Escalade's ability to control costs; general economic conditions; fluctuations in operating results; changes in the securities markets and other risks detailed from time to time in Escalade's filings with the Securities and Exchange Commission. Escalade's future financial performance could differ materially from the expectations of management contained herein. Escalade undertakes no obligation to update these forward-looking statements after the date of this current report on Form 8-K.
Item 9.01 Financial Statements and Exhibits

         (c)      Exhibits

                  Exhibit        Description
                  -------        -----------

                  99.1           Press release dated February 20, 2007

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 20, 2007                   ESCALADE, INCORPORATED

                                           By: /s/ TERRY D. FRANDSEN
                                               ---------------------------------
                                               Terry D. Frandsen, Vice President
                                               and Chief Financial Officer

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